
UFP INDUSTRIES

2022 Investor Relations Presentation

UFP INDUSTRIES, INC.

Please be aware that: Statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management's beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like "anticipates," "believes," "confident," "estimates," "expects," "forecasts," likely," "plans," "projects," "should," variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of Universal is strictly prohibited.

With 216 locations in 8 countries, the companies of UFP Industries comprise one of the world's largest producers of wood and wood-alternative products for retail, construction and industrial markets.

NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION.™

UFP INDUSTRIES



BUSINESS MODEL

OUR PERFORMANCE



$ Sales in Millions
2019
2020
2021
Unit sales growth rate
Growth rate
Adjusted EBITDA
19%
36%
94%
$317
$431
$835
Adjusted EBITDA Margin
7.2%
8.4%
9.7%
Net Earnings (ACI)
21%
37%
117%
$180
$247
$536
ROIC
15.1%
21.0%
32.2%
Net Sales
6%
6%
28%
$4,416
$5,154
$8,636
Net Debt to Adjusted EBITDA
0.0
0.0
0.06

Non-GAAP Financial Information: *Please click here for reconciliation to related GAAP measurement.*

WHO WE ARE



1955

Company founded in Grand Rapids, MI

216

Number of facilities worldwide

15,000+

Number of employees worldwide

$8.6B

2021 Revenue

$835M

2021 Adjusted EBITDA

Please go here for the UFP Industries 2022 ESG Disclosure.

Non-GAAP Financial Information: *Please click here for reconciliation to related GAAP measurement.*

WHERE WE ARE


1
UNITED KINGDOM
191
2
CANADA
UNITED STATES
3
MEXICO
1
ITALY
1
11
CHINA
INDIA
6
AUSTRALIA

216

GLOBAL LOCATIONS

INTRODUCTION

OUR CUSTOMERS



24%
31%
5%
40%

Retail - $3.4B

Big box, independents, & buying co-ops

Construction - $2.7B

Single and multi-family builders, commercial builders, concrete formers, factory-built housing (mobile & modular homes) & RVs

Industrial - $2.1B

Industrial packaging, packaging materials & OEM components

International - $0.4B

Overseas sourcing and selling with manufacturing and design assets in nine countries.

Based on 2021 Sales

UFP INDUSTRIES

BUSINESS SEGMENTS



UFP RETAIL SOLUTIONS

A UFP INDUSTRIES COMPANY



UFP CONSTRUCTION

A UFP INDUSTRIES COMPANY



UFP INDUSTRIAL

A UFP INDUSTRIES COMPANY

BUSINESS SEGMENTS

RETAIL SOLUTIONS

UFP RETAIL SOLUTIONS
A UFP INDUSTRIES COMPANY

We manufacture and sell on-trend brands to all major building products retailers, while supporting our customers with best-in-class in-store and e-commerce support.

Deckorators® Go Beyond Ordinary

OUTDOOR ESSENTIALS®

prowood NEVER SETTLE.

UFP EDGE™ Designed To Be Seen

handprint

2021: ProWood - $1,350M, Outdoor Essentials - $393M, Deckorators - $249M, UFP Edge - $149M, Sunbelt - $774M, Handprint (previously Dimensions) - $101M, Retail Building Materials - $396M

BUSINESS SEGMENTS

RETAIL SOLUTIONS

Deckorators® Go Beyond Ordinary

The industry's leading innovator of composite decking, railing and accessories.







Deckorators.com

BUSINESS SEGMENTS

RETAIL SOLUTIONS

prowood NEVER SETTLE.

Preserved lumber including timbers, decking, construction materials and fire-treated.







ProWoodLumber.com

BUSINESS SEGMENTS

RETAIL SOLUTIONS

UFP EDGE™
Designed To Be Seen

Premium siding, pattern, trim and accent wall products.







UFPEdge.com

BUSINESS SEGMENTS

RETAIL SOLUTIONS

OUTDOOR ESSENTIALS®

Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more.







OutdoorEssentialProducts.com

BUSINESS SEGMENTS

RETAIL SOLUTIONS

handprint

Wood components and ready-to-make products for a variety of inspired home décor and craft projects.





Coming soon: Handprintmade.com

BUSINESS SEGMENTS

RETAIL SOLUTIONS

E-COMMERCE

Supports the largest home improvement retailers in the U.S. in multichannel online B2B2C sales strategies.

Provides thousands of curated products and assortments to support customers' distribution efforts such as direct-to-home, ship-to-store, including UPS, USPS and LTL shipments.



BUSINESS SEGMENTS

CONSTRUCTION

UFP CONSTRUCTION
A UFP INDUSTRIES COMPANY

Single-source provider of concrete forms, building components, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency.

- **SITE BUILT**
- **FACTORY-BUILT**
- **CONCRETE FORMING**
- **COMMERCIAL**

2021: Site Built - $1.2B, Factory Built - $1.1B, Commercial - $259M, Concrete Forming - $150M

BUSINESS SEGMENTS

CONSTRUCTION

SITE BUILT

Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders.







BUSINESS SEGMENTS

CONSTRUCTION

FACTORY BUILT

Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for the modular and manufactured home, RV and mobile office.







BUSINESS SEGMENTS

CONSTRUCTION

CONCRETE FORMING

Custom radius forms, wall and column forms, gang systems, lumber and panels.







BUSINESS SEGMENTS

CONSTRUCTION

COMMERCIAL

Full-service, turnkey project management of consumer environment and architectural interiors: Design, development, engineering, manufacturing, assembly, distribution and installation.







BUSINESS SEGMENTS

INDUSTRIAL

UFP INDUSTRIAL
A UFP INDUSTRIES COMPANY

Delivering innovative structural packaging solutions backed by the industry's leading design team, a global manufacturing footprint, and integrated hyper-responsive service teams.

Focus Areas:

- INDUSTRIAL PACKAGING
- PACKAGING MATERIALS
- MANUFACTURED COMPONENTS

BUSINESS SEGMENTS

INDUSTRIAL

INDUSTRIAL PACKAGING

Wood, steel and mixed material crates and specialty containers, hard cases, tracking technology, logistics solutions and onsite packaging services.







BUSINESS SEGMENTS

INDUSTRIAL

PACKAGING MATERIALS

Solutions for manufacturing, energy, technology, agriculture and transportation. Stretch wrap, corrugated and boxboard, facility supplies and safety products, labels and tags, printers, hardware and software solutions




FRAGILE
FRAGILE
DESI PAK



BUSINESS SEGMENTS

INDUSTRIAL

MANUFACTURED COMPONENTS

Precision-milled hardwoods, softwoods, composites and panel goods for bed foundations; cabinet components; shed, door and window companies. Laminated panels for a variety of industries.







BUSINESS SEGMENTS

INTERNATIONAL

UFP INTERNATIONAL
A UFP INDUSTRIES COMPANY

UFP International sources and sells products in 65 countries, extending our reach with multinational customers, while opening global opportunities for growth. Additionally, we own manufacturing assets in Canada, Mexico, Australia and Italy.







BUSINESS MODEL

ACQUISITIONS

PROCESS
Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways.

PURPOSE
Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands.

GOAL
Achieve scale and synergy targets to optimize growth, margins and returns.

BUSINESS MODEL

2021 ACQUISITIONS

FISCAL JANUARY

PalletOne, Inc.

PalletOne is the leading manufacturer of new pallets in the U.S., with 17 manufacturing facilities and 1,500 employees in the Southern and Eastern regions of the U.S. The company also supplies specialized industrial packaging, including custom bins and crates, and its **Sunbelt Forest Products** subsidiary operates five pressure-treating facilities in the Southeastern U.S.

This acquisition expands UFPI's capacity, capabilities and customer base, bolsters our position as the leading wood preserver in the United States, and moves us closer to our goal of becoming the preferred global packaging solutions provider.

2020 Annual combined sales: $698M ($267M for PalletOne, $431M for Sunbelt)

2021 ACQUISITIONS

MARCH

Gilmores, Pty Ltd

Gilmores adds a wide portfolio of consumable packaging to certain industrial packaging products and expands UFP Industrial's customer base throughout Australia. Founded in 1988 and operating from its distribution facility in Port Melbourne, Australia, Gilmores is a leading distributor in the industrial and construction industries of packaging tapes, stretch films, packaging equipment, strapping, construction protection products and other items.

2020 Annual sales: $10M

APRIL

Walnut Hollow Farm, Inc.

Located in Wisconsin, **Walnut Hollow** designs, manufactures, sells and distributes wood products, tools, and accessories for the craft and hobby, personalized home décor, and hardware categories. Walnut Hollow brings UFP Retail a new and unique mix of ready-to-make wood products and wood tools, along with strong relationships with hobby and craft retailers.

2020 Annual sales: $12M

2021 ACQUISITIONS

APRIL

SPARTANBURG FOREST PRODUCTS

APRIL

Spartanburg Forest Products Corporation

Acquired by UFP's wholly-owned subsidiary Sunbelt Forest Products, **Spartanburg** and its affiliates are a wood treating operation in the southeastern U.S., with approximately 150 employees and operations in five states. The combination of Spartanburg and Sunbelt generate operational efficiencies that allow both companies to provide greater value to our customers, while expanding our capacity and geographic reach.

2020 Annual sales: $543M

Endurable Building Products, LLC

Based near Minneapolis, Minnesota, **Endurable Building Products** is a leading manufacturer of customized structural aluminum systems and products for exterior purposes, such as deck framing, balconies, sunshades, railings and stairs. Their addition will strengthen UFP relationships with existing construction customers by providing them with a new range of products and services that match an important UFP Construction growth runway.

2020 Annual sales: $15M

BUSINESS MODEL

2021 ACQUISITIONS

SEPTEMBER

SHELTER PRODUCTS, INC.

OCTOBER

BOXPACK

Shelter Products, Inc.

Based in Haleyville, Alabama, **Shelter Products, Inc.** provides distribution and logistics support to factory-built manufacturers through nine warehouses across the U.S., expanding UFP's reach in its Factory-Built business segment.

2020 Annual sales: $11M

Boxpack Packaging

Based near Melbourne, Australia, **Boxpack Packaging** specializes in flexographic and lithographic cardboard packaging, using the latest CAD design and finishing techniques. Boxpack broadens the portfolio of packaging solutions provided by UFP's UBEECO Group in Australia.

2020 Annual sales: $6M

BUSINESS MODEL

2021 ACQUISITIONS

NOVEMBER FICUS PAX®

DECEMBER ADVANTAGE LABEL & PACKAGING, INC.

Ficus Pax Private Limited

Headquartered in Bangalore, India, **Ficus Pax** manufactures mixed-material cases and crates, nail-less plywood boxes, wooden pallets and other packaging products through 10 facilities located in major industrial markets throughout southern India. Ficus also owns a majority stake in Wadpack, a manufacturer of corrugated fiber board containers, corrugated pallets and display solutions.

2021 Annual sales: $39M

Advantage Labels & Packaging, Inc.

Based in Grand Rapids, Michigan, **Advantage Labels & Packaging** provides blank and customized labels, printers, label applicators and other packaging supplies. Key industries served by the company include beverage; body armor; food production and processing; greenhouse and nursery; hobby and craft; manufacturing; and automotive.

2021 Annual sales: $20M

BUSINESS MODEL

PRODUCT MIX EVOLUTION


Value-added as a percent of sales
42%
58%
31%
69%
36%
64%
40%
60%
Commodity
Value-added
2013
Commodity
Value-added
2019
Commodity
Value-added
2020
Commodity
Value-added
2021

Note: Lumber price appreciation more significantly impacts commodity-based products compared to value-add products.

BUSINESS MODEL

PRODUCT MIX EVOLUTION


New Products
$85m
3%
$426m
10%
$540m
10%
$842m
10%
Sales
% of Sales
2013
Sales
% of Sales
2019
Sales
% of Sales
2020
Sales
% of Sales
2021

BUSINESS MODEL

HOW WE GOT HERE

Founded in 1955.

Entrepreneurial	Stable	Responsive	Focused
Managers are required to own stock.	Management team has an average tenure of 22 years.	International in scope, regional in focus.	2020 management realignment from geographic to business segment.
Every plant is a profit center whose managers are bonused on ROI.	Win-Loss record of 67-0. (Yes, we've never lost money.	Local decision-making for local customers.	Greater customer alignment, quicker to market, more effective capital allocation.

BUSINESS MODEL

WHAT GETS IN OUR WAY

- General economic trends
- Availability of quality labor and equipment
- Fluctuation in commodity lumber costs
- Regulatory burdens

BUSINESS MODEL

LONG-TERM FINANCIAL GOALS

- Annual unit sales growth of 5-7 percent, including small acquisitions
- 10% Adjusted EBITDA margin
- Earn incremental ROIC on new investment greater than WACC
- Maintain a conservative capital structure

BUSINESS MODEL

BUILT FOR GOOD TIMES AND BAD

Balanced Business Model	Experienced Leadership	Flexible Cost Structure	Conservative Balance Sheet	Incentivized By ROIC
A diversified business portfolio mitigates risk of a decline in a single market.	Our profit center organization model results in a stable of seasoned leaders skilled in managing their business.	These profit centers have highly variable cost structures allowing rapid adjustment to market demand and have heavier investments in working capital, which are turned into cash flow in tough times.	A prudent and return-focused approach to capital allocation provides us with a strong balance sheet and capital reserves we use opportunistically.	A compensation structure that emphasizes incentives driven by ROIC, resulting in wise and quick decision-making.

UFP INDUSTRIES

FINANCIALS

BUSINESS MODEL

LUMBER MARKET IMPACT ON OPERATING RESULTS

- **Goal:** to earn a stable profit per unit
- We are less affected by the **level** of lumber prices than the primary producers of lumber are
- **Level** of lumber prices affects gross profit and SG&A to sales ratios
- Profit per unit is primarily impacted by the **trend** and **volatility** of the market
- **Balance in business** and risk management techniques mitigate impact on profitability



LUMBER MARKET


Lumber Market (in $/MBF)
$1,450
$1,400
$1,350
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2019
2020
2021
890
954
1035
1080
1428
1344
690
443
412
520
585
746
377
402
420
358
394
455
530
716
934
826
571
643
331
370
365
354
346
329
356
346
364
360
373
371

Average weekly random lengths framing lumber composite price.

FINANCIALS

LUMBER MARKET - SYP



Lumber Market (in $/MBF)
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2019
2020
2021
1150
1052
938
922
903
858
886
729
711
675
599
565
564
552
512
508
494
448
438
412
408
403
401
383
370
360
359
355
348
346
345
345
344
344
335
333

Average weekly Southern Yellow Pine composite price.

Purchases of SYP comprise almost two-thirds of our total lumber purchases.

FINANCIALS

NET SALES



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Net Sales (in millions)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Percent Change
$3,941
$4,489
$4,416
$5,154
$8,636
15%
11%
4%
6%
3%
3%
6%
5%
1%
6%
5%
1%
28%
24%
4%
2017
2018
2019
2020
2021
Total Unit Sales Growth
Organic Unit Sales Growth
Acquisition Unit Sales Growth
Net Sales

Long-Term Goal: Unit sales growth of 5% to 7%, including acquisitions

FINANCIALS

UNIT SALES AND PROFIT GROWTH


Percent Growth
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2017
2018
2019
2020
2021
94%
76%
36%
19%
17%
28%
14%
13%
15%
9%
12%
16%
6%
6%
6%
Adjusted EBITDA Growth
Gross Profit Growth
Unit Sales Growth

Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth.

Adjusted EBITDA


Adjusted EBITDA (in millions)
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
Adjusted EBITDA Margin
6.0%
5.9%
7.2%
8.4%
9.7%
$237.6
$265.6
$317.3
$431.4
$834.9
2017
2018
2019
2020
2021
Adjusted EBITDA Margin
Adjusted EBITDA

Non-GAAP Financial Information: *This release includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management considers adjusted EBITDA as non-GAAP alternative performance measures which may provide useful information to investors.* ***Please click here for reconciliation to related GAAP measurement.***

MARGIN IMPROVEMENT DRIVERS

- Operating leverage on sales growth
- Product mix improvements
  - New product and core line innovation initiatives
  - Enhanced capabilities drive conversion from commodity to value-added
- Strength of market demand
- Value-based pricing
- Automation initiatives



FINANCIALS

RETURN ON INVESTED CAPITAL



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Percent
13.2%
14.0%
15.1%
21.0%
32.2%
2017
2018
2019
2020
2021

Hurdle Rate = 12% WACC = 10%

(1) Please click here for reconciliation to related GAAP measurement.

FINANCIALS

CASH CYCLE


70
60
50
40
30
20
10
0
Days
52.4
54.1
55.7
48.1
56.8
2017
2018
2019
2020
2021

Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding

FINANCIALS

NET DEBT

$ In thousands	Dec-21	Dec-20	Dec-19
3.89% series 2012 - A notes, Tranche A, due December 2022	$ 35,000	$ 35,000	$ 35,000
3.98% series 2012 - B notes, Tranche B, due December 2024	40,000	40,000	40,000
4.20% series 2018 - C notes, Tranche C, due June 2028	40,000	40,000	40,000
4.27% series 2018 - D notes, Tranche D, due June 2030	35,000	35,000	35,000
3.04% series 2020 - E notes, Tranche E, due August 2032	50,000	50,000	-
3.08% series 2020 - F notes, Tranche F, due August 2033	50,000	50,000	-
3.15% series 2020 - G notes, Tranche G, due August 2035	50,000	50,000	-
Revolving credit facility ($550 million total available)	7,818	4,715	3,976
Industrial Development Revenue Bonds	7,000	7,000	9,700
Other	5,432	(8)	8
Less Cash Surplus	(286,662)	(436,507)	(168,336)
Plus Cash Overdraft	17,030	-	-
Total Net Debt (Surplus Cash)	**$ 50,618**	**$ (124,800)**	**$ (4,652)**
Unused debt capacity (1)	**$ 1,410,000**		
Total Liquidity	**$ 804,700**		

(1) 1.75X TTM adjusted EBITDA less net debt

Non-GAAP Financial Information: *Please click here for reconciliation to related GAAP measurement.*

FINANCIALS

CAPITAL STRUCTURE

Net Debt to Total Capitalization vs Maximum Target



Percent
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
11.8%
11.5%
12.4%
0.0%
10.2%
12.8%
15.7%
0.0%
0.0%
2.5%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Net Debt to Adjusted EBITDA vs Maximum Target



2.5
2.0
1.5
1.0
0.5
0.0
1.10
0.80
0.72
-
0.46
0.60
0.80
-
-
0.06
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Net Debt to Total Capital
Net Debt to TTM Adjusted EBITDA
Max target

Non-GAAP Financial Information: *Please click here for reconciliation to related GAAP measurement.*

BUSINESS MODEL

BALANCED USE OF FREE CASH FLOW

- Current dividend rate of $0.20/quarter effective in Q4 2021, increased annually based on earnings and free cash flow growth
- Share repurchase goal to offset issuances under share-based compensation plans (2.6M remaining share authorization)
- CapEx plan of $175M to $225M in 2022
- Long-term target for acquisitions to contribute half of our total annual unit sales growth



SELECTED INCOME STATEMENT DATA 4th QUARTER

$ In thousands, except per share data	Q4 2021	Q4 2020	% Change	Unit % Change
Retail	$ 703,897	$ 505,249	39.3	36.0
Industrial	514,854	309,071	66.6	25.0
Construction	677,326	508,254	33.3	15.0
All Other	120,728	71,134	69.7	
Total Net Sales	$ 2,016,805	$ 1,393,708	44.4	25.0
Adjusted EBITDA (1)	$ 233,300	$ 118,191	97.4	
Net Earnings Attributable to Controlling Interest	$ 137,906	$ 62,952	119.1	
Diluted EPS	$ 2.21	$ 1.02	116.7	

(1) Please click here for reconciliation to related GAAP measurement.

SELECTED INCOME STATEMENT DATA ANNUAL RESULTS

$ In thousands, except per share data	2021	2020	% Change	Unit % Change
Retail	$ 3,418,337	$ 2,167,122	57.7	31.0
Industrial	2,148,142	1,072,117	100.4	40.0
Construction	2,698,434	1,695,683	59.1	17.0
All Other	371,221	219,076	69.4	
Total Net Sales	$ 8,636,134	$ 5,153,998	67.6	28.0
Adjusted EBITDA (1)	$ 834,918	$ 431,361	93.6	
Net Earnings Attributable to Controlling Interest	$ 535,640	$ 246,778	117.1	
Diluted EPS	$ 8.59	$ 4.00	114.8	

(1) Please click here for reconciliation to related GAAP measurement.

THANK YOU.

2801 E. Beltline Ave. NE
Grand Rapids, MI 49506
(800) 598-9663 - UFPI.com

UFPI